BROKER/DEALER SALES CONTRACT                                  SALES CONTRACT


Between:  G. T. GLOBAL FINANCIAL SERVICES, INC.
          General Distributor of the
          G.T. Global Group of Funds
          50 California Street, 27th Floor
          San Francisco, CA 94111

and:      ________________________________
          ________________________________
          ________________________________
          Phone  __________________________
          Date  ___________________________

     As a general distributor of the G. T. Global Group of Funds (the "Funds"), we agree to sell you, subject to any limitations imposed by any of the Funds and subject to confirmation by us in each instance, shares issued by the Funds ("Shares"). The Funds shall also include any registered investment company with which we now have or hereafter have signed an agreement.

     1. You will receive a discount from the public offering price on all Shares purchased by you from us and may receive other compensation, determined as outlined in the then current Prospectuses of the respective Funds. The range of current dealer discounts and other compensation may be obtained at any time upon request.

     2. We reserve the right to cancel this agreement at any time without notice if any Shares shall be offered for sale by you at less than the then current public offering price determined by or for the respective Funds.

     3. We will furnish you, without charge and on request, reasonable quantities of the Funds' Prospectuses, shareholder reports and sales material.

     4. We will furnish you on request with public offering prices for the Shares in accordance with the then current Prospectuses of the respective Funds, and you agree to quote such prices subject to confirmation by us on any Shares offered to you for sale. Your attention is called specifically to the fact that each price is always subject to confirmation, and will be the price next computed after receipt of an order.

     5. Under this agreement you act as principal and are not employed by us as a broker, agent or employee; you are not authorized to act for us nor to make any representation on our behalf; and in purchasing or selling Shares hereunder you rely only upon the current Prospectus and Statement of Additional Information and upon such written representations as may hereafter be made by us to you over our signature. You also agree that every effort shall be made by you to place Shares on an investment basis.

Broker/Dealer Sales Contract                                   Sales Contract
Page 2

     6. Each party hereto represents that it is a member of the National Association of Securities Dealers, Inc., and agrees to abide by all of its Rules of Fair Practice, including, without limitation, the following provisions:

     (a) You shall not withhold placing customers' orders for any Shares so as to profit yourself as a result of such withholding. We shall not purchase any Shares from the Funds except for the purpose of covering purchase orders already received, and you shall not purchase any Shares from us other than for investment except for the purpose of covering purchase orders already received.

     (b) If any Shares purchased by you are repurchased by the Fund which issued the same or by us for the account of such Fund, or are tendered for redemption, within seven business days after confirmation by us of the original purchase order for such Shares (1) you agree to forthwith refund to us the full concession allowed to you on the original sale, such refund to be paid by us to the Fund whose Shares have been so repurchased upon receipt and (2) we shall forthwith pay to such Fund that part of the discount retained by us on the original sale. Notice will be given to you of any such repurchase or redemption within ten days of the date on which the certificate is delivered to us or to such Fund.

     (c) Neither party to this agreement shall, as principal, purchase any Shares from a record holder at a price lower than the net asset value next computed by or for the issuer thereof. Nothing in this subparagraph shall prevent you from selling Shares for the account of a record holder to us or to the Fund which issued such Shares at the net asset value then quoted by or for such Fund and charging the investor a fair commission for handling the transaction.

     7. Either party hereto may cancel this agreement upon ten days' notice. Furthermore, as a general distributor we reserve the priviledge of revising the discount or other compensation referred to herein upon ten days' written notice, which will be deemed given by supplementing or amending the Prospectus or Statement of Additional Information of a Fund.

     8. This agreement shall be binding upon receipt by us in San Francisco, California, of a counterpart hereof duly accepted and signed by you, and shall be construed in accordance with the laws of California.

Accepted:                               G. T. GLOBAL FINANCIAL
         ----------------------------   SERVICES, INC.
         Company Name
By:                                     By:  /s/ David A. Minella
   ----------------------------------       -----------------------------
   Signature                                David A. Minella, President

   ----------------------------------
   Print Name and Date

BANK SALES CONTRACT                                           SALES CONTRACT

Between:  G.T. GLOBAL FINANCIAL SERVICES, INC.
          General Distributor of the
          G.T. Global Group of Funds
          50 California Street, 27th Floor
          San Francisco, CA 94111
          (415) 392-6181

and       _______________________________________
          _______________________________________
          _______________________________________
                    (the "Bank")
          Date: __________________________________


     As a general distributor of the G.T. Global Group of Funds (the "Funds"), we agree to sell to the Bank's customers, through the Bank as their agent, subject to any limitations imposed by any of the Funds and subject to confirmation by us in each instance, shares issued by the Funds ("Shares"). The Fund shall also include any registered investment company with which we now have or hereafter have signed a principal underwriter's agreement.

     1. The Bank will receive an agency commission, consisting of a portion of the public offering price on all Shares purchased by the Bank as agent for its customers from us, determined on the same basis as the "dealer discount" described in the then current Prospectus and Statement of Additional Information of the Fund, and such other compensation to dealers as may be described in such Prospectus and Statement of Additional Information. The range of current dealer discounts and other compensation may be obtained at any time upon request. On the settlement date of each transaction, the Bank will remit the full purchase price less an amount equal to its agency commission. Remittance of the full purchase price less the Bank's agency commission shall be made to, and received by us within seven (7) business days after acceptance of its order or such shorter time as may be required by law or applicable rules of the National Association of Securities Dealers ("NASD"). If such payment is not received by us within such period, we reserve the right, with prior notice, forthwith to cancel the sale, or, at our option, to sell the shares ordered by the Bank back to the Fund, in which latter case we may hold the Bank responsible for any loss suffered by us or by the Fund resulting from the Bank's failure to make payment aforesaid. On any order sent directly to us by a customer of the Bank, we will remit the Bank's agency commission on such transaction to the Bank.

     2. We reserve the right to cancel this agreement at any time without notice if any Shares shall be offered for sale by the Bank to its customers at less than the then current public offering prices determined by or for the respective Funds.

BANK SALES CONTRACT                                            SALES CONTRACT
Page 2

     3. We will furnish the Bank, without charge and on request, reasonable quantities of the Funds' Prospectuses, shareholder reports and sales material.

     4. We will furnish the Bank on request with public offering prices for the Shares in accordance with the then current Prospectuses of the respective Funds, and the Bank agrees to quote such prices subject to confirmation by us on any Shares offered to the Bank for sale. The Bank's attention is called specifically to the fact that each price is always subject to confirmation, and will be the price next computed after receipt of an order.

     5. Under this agreement the Bank acts as agent for its customers and is not employed by us as broker, agent or employee; the Bank is not authorized to act for us nor to make any representations on our behalf; and in purchasing or selling Shares hereunder the Bank relies only upon the current Prospectus and Statement of Additional Information and upon such written representations as may hereafter be made by us to the Bank over our signature. The Bank also agrees that every effort shall be made by the Bank to place Shares on an investment basis.

     6. The Bank warrants and represents to us that the Bank is a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (the "Act"), and that at the time of each transaction in Fund shares under this agreement it shall not be required to register as a broker or dealer under the Act. The Bank shall certify to us from time to time at our request that this warranty and representation continues to be correct. The Bank furthermore agrees to abide by all of the Rules of Fair Practice of the NASD applicable to the sale of investment company shares to its customers including, without limitation, the following provisions:

     (a) The Bank shall not withhold placing customers'; orders for any Shares so as to profit itself as a result of such withholding. We shall not purchase any Shares from the Funds except for the purpose of covering purchase orders already received, and the Bank shall not purchase any Shares from us other than as agent for the purpose of covering purchase orders already received from its customers.

     (b) If any Shares purchased by the Bank as agent for its customers are repurchased by the Fund which issued the same or by us for the account of such Fund, or are tendered for redemption, within seven business days after confirmation by us of the original purchase order for such Shares (1) the Bank agrees to forthwith refund to us the full agency commission paid to the Bank on the original sale, such refund to be paid by us to the Fund whose Shares have been so repurchased upon receipt and (2) we shall forthwith pay to such Fund that part of the discount retained by us on the original sale. Notice will be given to the Bank of any such repurchase or redemption within ten days of the date on which the certificate is delivered to us or to such Fund.

BANK SALES CONTRACT                                            SALES CONTRACT
Page 3

     (c) Neither party to this agreement shall purchase any Shares from a record holder at a price lower than the net asset value next computed by or for the issuer thereof. Nothing in this subparagraph shall prevent the Bank from selling Shares for the account of a record holder to us or to the issuer thereof at the net asset value then quoted by or for such issuer and charging the investor a fair commission for handling the transaction.

     7. Either party hereto may cancel this agreement upon ten days' written notice. The Bank will immediately notify us, and terminate this agreement in the event that it becomes excluded from the definition of "bank" under the Act or is otherwise required to register as a broker or dealer under the Act. Furthermore, as a general distributor we reserve the privilege of revising the commission or other compensation referred to herein, which is the basis for determining the Bank's agency commission, upon ten days' written notice, which notice will be deemed given by supplementing or amending the Prospectus or Statement of Additional Information of a Fund.

     8. The customers in question are for all purposes the Bank's customers and not our customers. We shall execute transactions for each of the Bank's customers only upon its authorization it being understood in all cases that (a) the Bank is acting as the agent for the customer; (b) the transactions are without recourse against the Bank by the customer; (c) as between the Bank and the customer, the customer will have full beneficial ownership of the shares; and (d) each transaction is initiated solely upon the order of the customer and not for the Bank's account.

     9. This agreement shall be binding upon receipt by us in San Francisco, California, of a counterpart hereof duly accepted and signed by the agent, and shall be construed in accordance with the laws of California.


Accepted:                               G. T. GLOBAL FINANCIAL
         ----------------------------   SERVICES, INC.
         Bank Name
By:                                     By:  /s/ David A. Minella
   ----------------------------------       -----------------------------
   Signature                                David A. Minella, President

   ----------------------------------
   Print Name and Date

AGENT SALES CONTRACT                                        SALES CONTRACT

Between:  G.T. GLOBAL FINANCIAL SERVICES, INC.
          General Distributor of the
          G.T. Global Group of Funds
          50 California Street, 27th Floor
          San Francisco, CA 94111
          (415) 392-6181

and       _______________________________________
          _______________________________________
          _______________________________________
                    (the "Agent")
          Date: __________________________________


     As a general distributor of the G.T. Global Group of Funds (the "Funds"), we agree to sell to the Agent's customers, through the Agent as their agent, subject to any limitations imposed by any of the Funds and subject to confirmation by us in each instance, shares issued by the Funds ("Shares"). The Fund shall also include any registered investment company with which we now have or hereafter have signed a principal underwriter's agreement.

     1. The Agent will receive an agency commission, consisting of a portion of the public offering price on all Shares purchased by the Agent as agent for its customers from us, determined on the same basis as the "dealer discount" described in the then current Prospectus and Statement of Additional Information of the Fund, and such other compensation to dealers as may be described in such Prospectus and Statement of Additional Information. The range of current dealer discounts and other compensation may be obtained at any time upon request. On the settlement date of each transaction, the Agent will remit the full purchase price less an amount equal to its agency commission. Remittance of the full purchase price less the Agent's agency commission shall be made to, and receive by us within seven (7) business days after acceptance of its order or such shorter time as may be required by law or applicable rules of the National Association of Securities Dealers ("NASD"). If such payment is not received by us within such period, we reserve the right, with prior notice, forthwith to cancel the sale, or, at our option, to sell the shares ordered by the Agent back to the Fund, in which latter case we may hold the Agent responsible for any loss suffered by us or by the Fund resulting from the Agent's failure to make payment aforesaid. On any order sent directly to us by a customer of the Agent, we will remit the Agent's agency commission on such transaction to the Agent.

     2. We reserve the right to cancel this agreement at any time without notice if any Shares shall be offered for sale by the Agent to its customers at less than the then current public offering prices determined by or for the respective Funds.

AGENT SALES CONTRACT                                        SALES CONTRACT
Page 2


     3. We will furnish the Agent, without charge and on request, reasonable quantities of the Funds' Prospectuses, shareholder reports and sales material.

     4. We will furnish the Agent on request with public offering prices for the Shares in accordance with the then current Prospectuses of the respective Funds, and the Agent agrees to quote such prices subject to confirmation by us on any Shares offered to the Agent for sale. The Agent's attention is called specifically to the fact that each price is always subject to confirmation, and will be the price next computed after receipt of an order.

     5. Under this agreement the Agent acts as agent for its customers and is not employed by us as broker, agent or employee; the Agent is not authorized to act for us nor to make any representation on our behalf; and in purchasing or selling Shares hereunder the Agent relies only upon the current Prospectus and Statement of Additional Information and upon such written representations as may hereafter be made by us to the Agent over our signature. The Agent also agrees that every effort shall be made by the Agent to place Shares on an investment basis.

     6. The Agent represents that it is member of the NASD and agrees to abide by all of the Rules of Fair Practice of the NASD applicable to the sale of investment company shares to its customers, including, without limitation , the following provision:

     (a) The Agent shall not withhold placing customers' orders for any Shares so as to profit itself as a result of such withholding. We shall not purchase any Shares from the Funds except for the purpose of covering purchase orders already received, and the Agent shall not purchase any Shares from us other than as agent for the purpose of covering purchase orders already received from its customers.

     (b) If any Shares purchased by the Agent as agent for its customers are repurchased by the Fund which issued the same or by us for the account of such Fund, or are tendered for redemption, within seven business days after confirmation by us of the original purchase order for such Shares (1) the Agent agrees to forthwith refund to us the full agency commission paid to the Agent on the original sale, such refund to be paid by us to the Fund whose Shares have been so repurchased upon receipt and (2) we shall forthwith pay to such Fund that part of the discount retained by us on the original sale. Notice will be given to the Agent of any such repurchase or redemption within ten days of the date on which the certificate is delivered to us or to such Fund.

     (c) Neither party to this agreement shall purchase any Shares from a record holder at a price lower than the net asset value next computed by or for the issuer thereof. Nothing in this subparagraph shall prevent the Agent from selling Shares for the account of a record holder to us or to the issuer thereof at the net asset value then quoted by or for such issuer and charging the investor a fair commission for handling the transaction.

AGENT SALES CONTRACT                                        SALES CONTRACT
Page 3

     7. Either party hereto may cancel this agreement upon ten days' written notice. Furthermore, as a general distributor we reserve the privilege of revising the commission or other compensation referred to herein, which is the basis for determining the Agent's agency commission, upon ten days' which notice, which notice will be deemed given by supplementing or amending the Prospectus or Statement of Additional Information of a Fund.

     8. The customers in question are for all purposes the Agent's customers and not our customers. We shall execute transactions for each of the Agent's customers only upon its authorization it being understood in all cases that (a) the Agent is acting as the agent for the customer; (b) the transactions are without recourse against the Agent by the customer; (c) as between the Agent and the customer, the customer will have full beneficial ownership of the shares; and (d) each transaction is initiated solely upon the order of the customer and not for the Agent's account.

     9. This agreement shall be binding upon receipt by us in San Francisco, California, of a counterpart hereof duly accepted and signed by the Agent, and shall be construed in accordance with the laws of California.


Accepted:                               G. T. GLOBAL FINANCIAL
         ----------------------------   SERVICES, INC.
         Agent Name
By:                                     By:  /s/ David A. Minella
   ----------------------------------       -----------------------------
   Signature                                David A. Minella, President

   ----------------------------------
   Print Name and Date

                           NOT FOR USE BETWEEN MEMBERS OF
                THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


FOREIGN SALES CONTRACT                                        SALES CONTRACT

Between:  G. T. GLOBAL FINANCIAL SERVICES, INC.
          General Distributor of the
          G.T. Global Group of Funds
          50 California Street, 27th Floor
          San Francisco, CA 94111

and:      ________________________________
          ________________________________
          ________________________________
          Phone  __________________________
          Date  ___________________________

     As a general distributor of the G. T. Global Group of Funds (the "Funds"), we agree to sell you, subject to the terms and conditions of this Foreign Sales Contract, to any limitations imposed by any of the Funds and to confirmation by us in each instance, shares issued by the Funds ("Shares"). The Funds shall also mean any registered investment company with which we have now or hereafter signed an agreement.

     1. YOU WARRANT AND REPRESENT TO US THAT SHARES OF THE FUNDS MAY, PURSUANT TO ALL APPLICABLE LAWS AND GOVERNMENTAL RULES, REGULATIONS AND ORDERS, BE OFFERED FOR SALE AND SOLD BY YOU IN THE COUNTRY OR COUNTRIES WHERE YOU CONDUCT YOUR BUSINESS OPERATIONS, AND THAT YOU MAY LAWFULLY CONDUCT SUCH BUSINESS OPERATIONS AND HAVE ALL REQUIRED LICENSES AND PERMITS TO DO SO AS MAY BE REQUIRED BY SUCH LAWS AND GOVERNMENTAL RULES, REGULATIONS AND ORDERS. YOU AGREE TO INDEMNIFY AND SAVE US AND THE FUNDS HARMLESS FROM ALL LIABILITIES, LOSSES, DAMAGES, CLAIMS AND EXPENSES, INCLUDING COUNSEL FEES, IN CONNECTION WITH THE FOREGOING WARRANTIES AND REPRESENTATIONS.

     2. We will furnish you, without charge and on request, reasonable quantities of the Funds' Prospectuses, shareholder reports and sales material, all in the English language. You are solely responsible for providing accurate translations of such documents with such additional information as may be necessary as required by applicable laws and governmental rule, regulations and order.

Broker/Dealer Sales Contract                                   Sales Contract
Page 2

     3. The price of Shares to you will be the net asset value as next determined after we receive your order, together with our underwriting commission. Your attention is called specifically to the fact that each price is always subject to confirmation, and will be the price next computed after an order and the payment therefore are received.

          You will pay for Shares at the next quoted price in United States dollars in New York Eastern Time Same Day Funds credited to our account at the Connecticut Bank and Trust Co., N.A. during the hours that the New York Stock Exchange is open (currently 8:30 a.m. to 4:00 p.m. Eastern Time). We must receive payment before an order for Shares can be confirmed, and the applicable price to you will be based upon the net asset value of Shares next determined after we are advised that Same Day Funds are available to us.

 .         We will also furnish you on request with public offering prices for
Shares (including sales charges) determined in accordance with the current Prospectus of each Fund. You will advice us of the appropriate sales charge to be included in the price of Shares shown in our confirmation to you or the absence of such sales charge if you propose to sell such shares to your customer at net asset value. Such sales charge must conform to one of the stated rates in the current Prospectus of the Fund, but need not necessarily be the same as would be charged to a U.S. investor for an order of like amount.

     4. We reserve the right to cancel this agreement at any time without notice if any Shares shall be offered for sale by you at less than the then net asset value determined by or for the respective Funds.

     5. Under this agreement you act as principal and are not employed by us as broker, agent or employee; you are not authorized to act for us nor to make any representations on our behalf; and in purchasing or selling Shares hereunder you rely only upon the current Prospectus and Statement of Additional Information and upon such written representations as may hereafter be made by us to you over our signature. You also agree that every effort shall be made by you to place Shares on an investment basis.

     6. You agree that although you are not a member of the National Association of Securities Dealers, Inc., you will abide by the Rules of Fair Practice of such Association, including, without limitation, the following provision:

          (a) You shall not withhold placing customers'; orders for any Shares so as to profit yourself as a result of such respective Funds except for the purpose of covering purchase orders already received, and you shall not purchase any Shares from us other than for investment except for the purpose of covering purchase orders already received; and

Broker/Dealer Sales Contract                                   Sales Contract
Page 3

          (b) Neither party to this agreement shall, as principal, purchase any Shares from a record holder at a price lower than the net asset value next computed by or for the issuer thereof. Nothing in this subparagraph shall prevent you from selling Shares for the account of a record holder to us or the issuer thereof at the net asset value then quoted by or for such issuer and charging the investor a fair commission for handling the transaction.

          You further agree that in selling Shares to a U.S. national, you will not charge a sales charge in excess of that stated in the Prospectus of the applicable Fund.

     7. Either party hereto may cancel this agreement upon ten days' written notice.

     8. This agreement shall be binding upon receipt by us in San Francisco, California, of a counterpart hereof duly accepted and signed by you, and shall be construed in accordance with the laws of California.


Accepted:                               G. T. GLOBAL FINANCIAL
         ----------------------------   SERVICES, INC.
         Company Name
By:                                     By:  /s/ David A. Minella
   ----------------------------------       -----------------------------
   Signature                                David A. Minella, President

   ----------------------------------
   Print Name and Date